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                                                                    Exhibit 10.3


                            LIMELIGHT NETWORKS, INC.

                           2007 EQUITY INCENTIVE PLAN


      1.    Purposes of the Plan. The purposes of this Plan are:

            - to attract and retain the best available personnel for positions of substantial responsibility,

            - to provide additional incentive to Employees, Directors and Consultants, and

            -     to promote the success of the Company's business.

            The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares.

      2.    Definitions. As used herein, the following definitions will apply:

            (a) "Administrator" means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

            (b) "Applicable Laws" means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

            (c) "Award" means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

            (d) "Award Agreement" means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

            (e) "Board" means the Board of Directors of the Company.

            (f) "Change in Control" means the occurrence of any of the following events:

                  (i) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities;

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                  (ii) The consummation of the sale or disposition by the
Company of all or substantially all of the Company's assets;

                  (iii) A change in the composition of the Board occurring within a two (2)-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

                  (iv) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

            (g) "Code" means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

            (h) "Committee" means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with
Section 4 hereof.

            (i) "Common Stock" means the common stock of the Company.

            (j) "Company" means Limelight Networks, Inc., a Delaware corporation, or any successor thereto.

            (k) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

            (l) "Director" means a member of the Board.

            (m) "Disability" means total and permanent disability as defined in
Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

            (n) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company will be sufficient to constitute "employment" by the Company.

            (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.


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            (p) "Exchange Program" means a program under which (i) outstanding
Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

            (q) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (iii) For purposes of any Awards granted on the Registration Date, the Fair Market Value will be the initial price to the public as set forth in the final prospectus included within the registration statement in Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company's Common Stock; or

                  (iv) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

            (r) "Fiscal Year" means the fiscal year of the Company.

            (s) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

            (t) "Inside Director" means a Director who is an Employee.

            (u) "Nonstatutory Stock Option" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

            (v) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

            (w) "Option" means a stock option granted pursuant to the Plan.

            (x) "Outside Director" means a Director who is not an Employee.


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            (y) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (z) "Participant" means the holder of an outstanding Award.

            (aa) "Performance Share" means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

            (bb) "Performance Unit" means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

            (cc) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

            (dd) "Plan" means this 2007 Equity Incentive Plan.

            (ee) "Registration Date" means the effective date of the first registration statement that is filed by the Company and declared effective pursuant to Section 12(g) of the Exchange Act, with respect to any class of the Company's securities.

            (ff) "Restricted Stock" means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.

            (gg) "Restricted Stock Unit" means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to
Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

            (hh) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

            (ii) "Section 16(b)" means Section 16(b) of the Exchange Act.

            (jj) "Service Provider" means an Employee, Director or Consultant.

            (kk) "Share" means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

            (ll) "Stock Appreciation Right" means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.

            (mm) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.


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      3.    Stock Subject to the Plan.

            (a) Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 7,500,000 Shares, plus (i) any Shares that, as of the Registration Date, have been reserved but not issued pursuant to any awards granted under the Limelight Networks, Inc. Amended and Restated 2003 Incentive Compensation Plan (the "Old Plan") and are not subject to any awards granted thereunder, and (ii) any Shares subject to stock options or similar awards granted under the Old Plan that expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the Old Plan that are forfeited to or repurchased by the Company. The Shares may be authorized, but unissued, or reacquired Common Stock.

            (b) Automatic Share Reserve Increase. The number of Shares available for issuance under the Plan shall be increased on the first day of each Fiscal Year beginning with the 2008 Fiscal Year, in an amount equal to the least of (A) 4,500,000 Shares, (B) 4% of the outstanding Shares on the last day of the immediately preceding Fiscal Year or (C) such number of Shares determined by the Board.

            (c) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Company due to failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 14, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 3(c).

            (d) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.


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      4.    Administration of the Plan.

            (a) Procedure.

                  (i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

                  (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two (2) or more "outside directors" within the meaning of Section 162(m) of the Code.

                  (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

                  (iv) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

            (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

                  (i) to determine the Fair Market Value;

                  (ii) to select the Service Providers to whom Awards may be granted hereunder;

                  (iii) to determine the number of Shares to be covered by each Award granted hereunder;

                  (iv) to approve forms of Award Agreements for use under the Plan;

                  (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

                  (vi) to determine the terms and conditions of any, and to institute any Exchange Program;

                  (vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;


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                  (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

                  (ix) to modify or amend each Award (subject to Section 19(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Awards;

                  (x) to allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 15;

                  (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

                  (xii) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award

                  (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

            (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

      5. Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

      6.    Stock Options.

            (a) Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

            (b) Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten
(10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.


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            (c) Option Exercise Price and Consideration.

                  (i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

                        (1) In the case of an Incentive Stock Option

                              a) granted to an Employee who, at the time the
Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

                              b) granted to any Employee other than an Employee
described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                        (2) In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                        (3) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

                  (ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

                  (iii) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note,
(4) other Shares, provided Shares acquired directly or indirectly from the Company, (A) have been owned by the Participant and not subject to substantial risk of forfeiture for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program implemented by the Company in connection with the Plan; (6) any combination of the foregoing methods of payment; or (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

            (d) Exercise of Option.

                  (i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such


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conditions as determined by the Administrator and set forth in the Award
Agreement. An Option may not be exercised for a fraction of a Share.

                        An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

                  Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant's death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant's termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

                  (iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant's termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

                  (iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant's death within such period of time as is specified


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in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant's designated beneficiary, provided such beneficiary has been designated prior to Participant's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant's estate or by the person(s) to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant's death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

      7.    Restricted Stock.

            (a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

            (b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

            (c) Transferability. Except as provided in this Section 7, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

            (d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

            (e) Removal of Restrictions. Except as otherwise provided in this
Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

            (f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

            (g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions


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

on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

            (h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

      8.    Restricted Stock Units.

            (a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it shall advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

            (b) Vesting Criteria and Other Terms. The Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion.

            (c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant shall be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

            (d) Form and Timing of Payment. Payment of earned Restricted Stock Units shall be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.

            (e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units shall be forfeited to the Company.

      9.    Stock Appreciation Rights.

            (a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

            (b) Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.

            (c) Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of an Stock Appreciation Right shall be determined by the Administrator and shall be no less than one hundred percent (100%) of the Fair Market Value per


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

share on the date of grant. Otherwise, subject to Section 6(a) of the Plan, the Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

            (d) Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

            (e) Expiration of Stock Appreciation Rights. An Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(d) also will apply to Stock Appreciation Rights.

            (f) Payment of Stock Appreciation Right Amount. Upon exercise of an Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

                  (i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

                  (ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

      At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

      10.   Performance Units and Performance Shares.

            (a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

            (b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

            (c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the "Performance Period." Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

            (d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

            (e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

            (f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

      11.   Formula Awards to Outside Directors.

            (a) General. Outside Directors will be entitled to receive all types of Awards (except Incentive Stock Options) under this Plan, including discretionary Awards not covered under this Section 11. All grants of Awards to Outside Directors pursuant to this Section will be automatic and nondiscretionary, except as otherwise provided herein, and will be made in accordance with the following provisions:

            (b) Type of Option. If Options are granted pursuant to this Section they will be Nonstatutory Stock Options and, except as otherwise provided herein, will be subject to the other terms and conditions of the Plan.

            (c) No Discretion. No person will have any discretion to select which Outside Directors will be granted Awards under this Section or to determine the number of Shares to be covered by such Awards (except as provided in Sections 11(g) and 14).

            (d) Initial Award. Each person who first becomes an Outside Director following the Registration Date will be automatically granted an Option to purchase such number of Shares as is determined from time to time by resolution of the Administrator (the "Initial Award") on or about the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director, but who remains a Director, will not receive an Initial Award.

            (e) Annual Award. Each Outside Director will be automatically granted an Option to purchase such number of Shares as is determined from time to time by resolution of the

Administrator (an "Annual Award") on each date of the annual meeting of the stockholders of the Company beginning in 2008, if as of such date, he or she will have served on the Board for at least the preceding six (6) months.

            (f) Terms. The terms of each Award granted pursuant to this Section will be as follows:

                  (i) The term of the Award will be ten (10) years.

                  (ii) The exercise price for Shares subject to Awards will be 100% of the Fair Market Value on the grant date.

                  (iii) Subject to Sections 11(g) and 14, the Initial Award will vest and become exercisable as to one thirty-sixth (1/36th) of the Shares subject to the Initial Award on the date one month following the vesting commencement date of such Initial Award, and an additional one thirty-sixth (1/36th) of the total shares subject to the Initial Award shall vest and become exercisable on the same day as the vesting commencement date of each calendar month thereafter, provided that the Participant continues to serve as a Director through each such date.

                  (iv) Subject to Sections 11(g) and 14, the Annual Award will vest and become exercisable as to one hundred percent (100%) of the Shares subject to such Award on the day prior to the next year's annual shareholder meeting (but in no event later than December 31 of the calendar year following the calendar year during which the Annual Award is granted), provided that the Participant continues to serve as a Director through such date.

            (g) Adjustments. The Administrator in its discretion may change and otherwise revise the terms of Awards granted under this Section 11, including, without limitation, the number of Shares and exercise prices thereof, for Awards granted on or after the date the Administrator determines to make any such change or revision.

      12. Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

      13. Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

      14.   Adjustments; Dissolution or Liquidation; Merger or Change in
Control.

            (a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits in Sections 3 and 11 of the Plan.

            (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

            (c) Change in Control. In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that each Award be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. The Administrator shall not be required to treat all Awards similarly in the transaction.

            In the event that the successor corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

            For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

            Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant's consent; provided, however, a modification to such performance goals only to reflect the successor corporation's post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

            (d) Outside Director Awards. With respect to Awards granted to an Outside Director that are assumed or substituted for, if on the date of or following such assumption or substitution the Participant's status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant (unless such resignation is at the request of the acquirer), then the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Performance Units and Performance Shares, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

      15.   Tax Withholding.

            (a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

            (b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, or (c) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

      16. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant's relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant's right or the Company's right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

      17. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

      18. Term of Plan. Subject to Section 22 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Section 19 of the Plan.

      19.   Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

            (b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

            (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

      20.   Conditions Upon Issuance of Shares.

            (a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

            (b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

      21. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

      22. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

                            LIMELIGHT NETWORKS, INC.

                           2007 EQUITY INCENTIVE PLAN

                         NOTICE OF GRANT OF STOCK OPTION

      Unless otherwise defined herein, the terms defined in the 2007 Equity Incentive Plan (the "Plan") will have the same defined meanings in this Notice of Grant of Stock Option (the "Notice of Grant") and Terms and Conditions of Stock Option Grant, attached hereto as Exhibit A (together, the "Agreement").

        PARTICIPANT:
                                            ------------------------------------

        ADDRESS:
                                            ------------------------------------


                                            ------------------------------------


      Participant has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Agreement, as follows:

        Grant Number
                                            ------------------------------------

        Date of Grant
                                            ------------------------------------

        Vesting Commencement Date
                                            ------------------------------------

        Number of Shares Granted
                                            ------------------------------------

        Exercise Price per Share            $
                                             -----------------------------------

        Total Exercise Price                $
                                             -----------------------------------

        Type of Option                          Incentive Stock Option
                                            ---
                                                Nonstatutory Stock Option
                                            ---

        Term/Expiration Date
                                            ------------------------------------

        Vesting Schedule:

      Subject to accelerated vesting as set forth below or in the Plan, this Option will be exercisable, in whole or in part, according to the following vesting schedule:

      [TWENTY-FIVE PERCENT (25%) OF THE SHARES SUBJECT TO THE OPTION WILL VEST ON THE ONE (1) YEAR ANNIVERSARY OF THE VESTING COMMENCEMENT DATE, AND ONE FORTY-EIGHTH (1/48TH) OF THE SHARES SUBJECT TO THE OPTION WILL VEST EACH MONTH THEREAFTER ON THE SAME DAY OF THE MONTH AS THE VESTING COMMENCEMENT DATE (AND IF THERE IS NO CORRESPONDING DAY, ON THE LAST DAY OF THE MONTH), SUBJECT TO PARTICIPANT CONTINUING TO BE A SERVICE PROVIDER THROUGH EACH SUCH DATE.]

      Termination Period:

      This Option will be exercisable for [THREE (3) MONTHS] after Participant ceases to be a Service Provider, unless such termination is due to Participant's death or Disability, in which case this Option will be exercisable for [TWELVE
(12) MONTHS] after Participant ceases to be a Service Provider. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 13(c) of the Plan.

      By Participant's signature and the signature of the Company's representative below, Participant and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Agreement. Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT                                 LIMELIGHT NETWORKS, INC.


-------------------------------------       ------------------------------------
Signature                                   By


-------------------------------------       ------------------------------------
Print Name                                  Title

Address:


-------------------------------------


-------------------------------------

                                    EXHIBIT A

                   TERMS AND CONDITIONS OF STOCK OPTION GRANT

      1. Grant. The Company hereby grants to the Participant named in the Notice of Grant ("Participant") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions in this Agreement and the Plan, which is incorporated herein by reference. Subject to Section 19(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan will prevail.

            If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code
Section 422(d) it will be treated as a Nonstatutory Stock Option ("NSO"). Further, if for any reason this Option (or portion thereof) will not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NSO granted under the Plan. In no event will the Administrator, the Company or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

      2. Vesting Schedule. Except as provided in Section 3, the Option awarded by this Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant. Shares scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.

      3. Administrator Discretion. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Option at any time, subject to the terms of the Plan. If so accelerated, such Option will be considered as having vested as of the date specified by the Administrator.

      4. Exercise of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Agreement.

            This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit B (the "Exercise Notice") or in a manner and pursuant to such procedures as the Administrator may determine, which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice will be completed by Participant and delivered to the Company. The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together with any applicable tax withholding. This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

      5. Method of Payment. Payment of the aggregate Exercise Price will be by any of the following, or a combination thereof, at the election of Participant:

            (a) cash;

            (b) check;

            (c) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

            (d) surrender of other Shares which have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

      6. Tax Obligations.

            (a) Withholding of Taxes. Notwithstanding any contrary provision of this Agreement, no certificate representing the Shares will be issued to Participant, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the payment of income, employment and other taxes which the Company determines must be withheld with respect to such Shares. To the extent determined appropriate by the Company in its discretion, it shall have the right (but not the obligation) to satisfy any tax withholding obligations by reducing the number of Shares otherwise deliverable to Participant. If Participant fails to make satisfactory arrangements for the payment of any required tax withholding obligations hereunder at the time of the Option exercise, Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.

            (b) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Grant Date, or (ii) the date one
(1) year after the date of exercise, Participant will immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.

            (c) Code Section 409A. Under Code Section 409A, an Option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the "IRS") to be less than the Fair Market Value of a Share on the date of grant (a "Discount Option") may be considered "deferred compensation." A Discount Option may result in (i) income recognition by Participant prior to the exercise of the option,
(ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The Discount Option may also result in additional state income, penalty and interest tax to the Participant. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the Date of Grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Participant will be solely responsible for Participant's costs related to such a determination.

      7. Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant. After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

      8. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT'S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

      9. Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company at Limelight Networks, Inc., 2220 West 14th Street, Tempe, AZ 85281, or at such other address as the Company may hereafter designate in writing.

      10. Grant is Not Transferable. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.

      11. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

      12. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority. Assuming such compliance, for income tax purposes the Exercised Shares will be considered transferred to Participant on the date the Option is exercised with respect to such Exercised Shares.

      13. Plan Governs. This Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan will govern. Capitalized terms used and not defined in this Agreement will have the meaning set forth in the Plan.

      14. Administrator Authority. The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares subject to the Option have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

      15. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Options awarded under the Plan or future Options that may be awarded under the Plan by electronic means or request Participant's consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

      16. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

      17. Agreement Severable. In the event that any provision in this Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement.

      18. Modifications to the Agreement. This Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.

      19. Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that he or she has received an Option under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

      20. Governing Law. This Agreement shall be governed by the laws of the State of Arizona, without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under this Option or this Agreement, the parties hereby submit to and consent to the jurisdiction of the State of Arizona, and agree that such litigation shall be conducted in the courts of Maricopa County, Arizona, or the federal courts for the United States for the District of Arizona, and no other courts, where this Option is made and/or to be performed.

                                    EXHIBIT B

                            LIMELIGHT NETWORKS, INC.

                           2007 EQUITY INCENTIVE PLAN

                                 EXERCISE NOTICE

Limelight Networks, Inc.
2220 West 14th Street
Tempe, AZ 85281

Attention:
            -----------

      1. Exercise of Option. Effective as of today, ________________, _____, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Limelight Networks, Inc. (the "Company") under and pursuant to the 2007 Equity Incentive Plan (the "Plan") and the Stock Option Agreement dated ________ (the "Agreement"). The purchase price for the Shares will be $_____________, as required by the Agreement.

      2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares and any required tax withholding to be paid in connection with the exercise of the Option.

      3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Agreement and agrees to abide by and be bound by their terms and conditions.

      4. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired will be issued to Participant as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 14 of the Plan.

      5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

      6. Entire Agreement; Governing Law. The Plan and Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Arizona.

Submitted by:                               Accepted by:

PURCHASER                                   LIMELIGHT NETWORKS, INC.


-------------------------------------       ------------------------------------
Signature                                   By


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Print Name                                  Its

Address:


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                                            ------------------------------------
                                            Date Received



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